UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 1, 2007

ProUroCare Medical Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-103781	20-1212923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5500 Wayzata Blvd., Suite 310, Golden Valley, MN		55416
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	952-476-9093

One Carlson Parkway, Suite 124, Plymouth, MN 55447
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.03     Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant

On August 1, 2007, the ProUroCare Medical Inc. (the Company”) borrowed $100,000 for short-term working capital needs from Mr. Phillip Smith.  In consideration, the Company expects to execute and delivered to the investor a $100,000 unsecured demand promissory note.  As of the date of this filing on Form 8-K, the terms of the note have not been finalized.  The Company will amend this filing when the terms of the note are determined.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL INC.

	By:	/s/ Richard C. Carlson
August 6, 2007		Richard C. Carlson Chief Executive Officer